UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2010
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-33607
(Commission file number)
76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340,	77042
Houston, Texas	(Zip Code)
(Address of principal executive offices)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2010 Omnibus Incentive Equity Plan
On April 23, 2010, the Board of Directors (the “Board”) of GulfMark Offshore, Inc. (the “Company”) adopted the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan (the “2010 Plan”), subject to approval by the stockholders of the Company. As described in Item 5.07 below, on June 8, 2010, at the Annual Meeting of Stockholders of the Company, the Company’s stockholders adopted the 2010 Plan.
The 2010 Plan is a compensation plan that provides for grants of stock options, stock appreciation rights, restricted stock, stock units and performance cash awards (collectively, “Awards”) to eligible employees of the Company. The 2010 Plan is intended to support the Company’s efforts to attract, retain and develop exceptional talent and to enable the Company to provide incentives directly linked to the Company’s long-term objectives and to increases in stockholder value.
The Board has delegated administration of the 2010 Plan to the Compensation Committee (the “Committee”). The Committee has full authority to select the individuals who will receive Awards, to determine the form and amount of each of the Awards to be granted, and to establish the terms and conditions of Awards. The Board may also appoint one or more directors or our chief executive officer to make grants of awards to employees who are not executive officers under Section 16 of the Securities Exchange Act of 1934.
A maximum of up to 1,000,000 shares of the Company’s Common Stock will be available for issuance under the 2010 Plan, subject to proportionate adjustment in the event of any reorganization, merger, consolidation, recapitalization, stock split-up, combination of shares, or stock dividend.
Unless sooner terminated by the Board, the 2010 Plan will continue in effect until the tenth anniversary of its adoption by the Board, or April 23, 2020. The Board may from time to time, amend, suspend, or terminate the 2010 Plan, subject, in certain circumstances, to stockholder approval, and provided that no such amendment or termination may affect the rights of any participant under any award previously granted under the 2010 Plan.
On June 8, 2010, the Board of Directors of the Company approved Amendment No. 1 to the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan to provide for additional prohibitions on repricing of options issued under the 2010 Plan, as further described in Item 8.01 below.
A more detailed summary of the material terms of the 2010 Plan appears on pages 35-42 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2010. That summary is incorporated herein by reference. That summary and the description of the 2010 Plan above are qualified in their entirety by reference to the full text of the 2010 Plan and Amendment No. 1 thereto, which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Form of Notice of Award and Award Agreements under the 2010 Plan
Copies of the forms of (i) the Notice of Stock Option Award and Stock Option Agreement for use when granting awards of stock options under the 2010 Plan, and (ii) the Notice of Restricted Stock Award and Restricted Stock Agreement for use when granting awards of restricted stock under the 2010 Plan are filed as Exhibits 10.3 and 10.4, respectively to this Current Report on Form 8-K and incorporated herein by reference.
Board Compensation
On June 8, 2010, the Board of Directors of the Company, in connection with its annual review of Board compensation, determined that the annual cash retainer for each non-employee director would be increased from $35,000 to $45,000.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on June 8, 2010, at The Peninsula Hotel, 700 5th Avenue at 55th Street, New York, NY 10019. The following matters were acted upon:
1. ELECTION OF DIRECTORS
Peter I. Bijur, David J. Butters, Brian R. Ford, Louis S. Gimbel, 3rd, Sheldon S. Gordon, Robert B. Millard, Robert T. O’Connell, Rex C. Ross and Bruce A. Streeter were elected to serve as directors of the Company until their successors are duly elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter I. Bijur	12,710,965	5,881,439	3,236,686
David J. Butters	12,949,035	5,643,369	3,236,686
Brian R. Ford	18,452,008	140,396	3,236,686
Louis S. Gimbel, 3rd	18,435,615	156,789	3,236,686
Sheldon S. Gordon	12,754,022	5,838,382	3,236,686
Robert B. Millard	17,730,910	861,494	3,236,686
Robert T. O’Connell	16,268,163	2,324,241	3,236,686
Rex C. Ross	18,448,912	143,492	3,236,686
Bruce A. Streeter	18,447,409	144,995	3,236,686
Larry T. Rigdon, a member of the Company’s board of directors immediately prior to the Annual Meeting, was not a nominee for election as a director at the Annual Meeting and is no longer a director of the Company.
2. ADOPTION OF THE GULFMARK OFFSHORE, INC. 2010 OMNIBUS EQUITY INCENTIVE PLAN
A proposal to adopt the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,147,866	2,146,174	298,363	3,236,687
3. RATIFICATION OF APPOINTMENT OF UHY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY
Ratification of the appointment of UHY LLP as the independent registered public accounting firm of the Company was approved by the following votes:

Votes For 21,795,110	Votes Against 24,648	Abstain 9,332	Broker Non-Votes N/A
ITEM 8.01. Other Events.
On June 8, 2010, the Board of Directors of the Company approved Amendment No. 1 to the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan to clarify that buy-outs of options cannot be used to reprice an option by providing for additional prohibitions on repricing of options issued under the 2010 Plan. Specifically, the amendment deletes Section 5.7 of the 2010 Plan it in its entirety and replaces it with the following:
“5.7 Buyout Provisions. The Committee may at any time (a) offer to buy-out for a payment in cash or cash equivalents or other Awards an Option previously granted or (b) authorize an Optionee to elect to cash-out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish; provided, however, that, without approval of the Company’s stockholders, no Option having an Exercise Price that exceeds the Fair Market Value of Common Shares on the date of a buy-out or cash-out shall be eligible to be bought out or cashed out.”
Attached as Exhibit 10.2 and incorporated into this Item 8.01 is a copy of Amendment No. 1 to the 2010 Plan.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan (incorporated by reference to Exhibit A of the Company’s Proxy Statement on Form DEF 14A, filed on April 30, 2010).

10.2	Amendment No. 1 to the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan.*

10.3	Form of Notice of Stock Option Award and Stock Option Agreement under the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan.*

10.4	Form of Notice of Restricted Stock Award and Restricted Stock Agreement under the GulfMark Offshore, Inc. 2010 Omnibus Equity Incentive Plan.*

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2010	GulfMark Offshore, Inc.
	By:	/s/ Quintin V. Kneen
Quintin V. Kneen
Executive Vice President, Chief Financial Officer & Secretary

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